UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018

GREENSKY, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38506	82-2135346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5565 Glenridge Connector, Suite 700 Atlanta, Georgia (Address of principal executive offices)	30342 (Zip Code)

Registrant’s telephone number, including area code: (678) 264-6105

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2018, GreenSky, Inc., a Delaware corporation (the “Company”), priced the initial public offering (“IPO”) of its Class A common stock, $0.01 par value per share, at an offering price of $23.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-224505), as amended (the “Registration Statement”), and the Company’s registration statement on Form S-1 (File No. 333-225161). On May 23, 2018, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to offer and sell 38,000,000 shares of its Class A common stock to the Underwriters at the IPO price less underwriting discounts. The Underwriters were granted a 30-day option to purchase up to an additional 5,700,000 shares of Class A common stock. The Company made customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

Any terms used, but not defined, herein shall have the meaning set forth in the Registration Statement.

Prior to execution of the Underwriting Agreement, the Company entered into the following agreements, forms of which previously were filed as exhibits to the Registration Statement:

•	a Tax Receivable Agreement, dated May 23, 2018, by and among the Company, GreenSky Holdings, LLC, a Georgia limited liability company (“GS Holdings”), GreenSky, LLC, a Georgia limited liability company (“GSLLC”), and the TRA Parties, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;
•	an Exchange Agreement, dated May 23, 2018, by and among GS Holdings and the holders of Holdco Units of GS Holdings, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;
•	a Second Amended and Restated Operating Agreement of GS Holdings, dated May 23, 2018, by and among GS Holdings and its members, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference; and
•	a Registration Rights Agreement, dated May 23, 2018, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

On May 21, 2018, GSLLC and Synovus Bank (“Synovus”) entered into the (i) Fifth Amendment to Loan Origination Agreement and (ii) Fourth Amendment to Servicing Agreement (the “Synovus Amendments”), pursuant to which GSLLC agreed to service certain additional groups of loans that were acquired by Synovus from another financial institution in February and May 2018. The foregoing is only a summary of the material terms of the Synovus Amendments and is qualified in its entirety by reference to the Synovus Amendments, which are filed as Exhibits 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Prior to execution of the Underwriting Agreement, the Company effected certain reorganizational transactions (referred to as the “Reorganization Transactions”), as described in the Registration Statement.

In connection with the Reorganization Transactions, the Company issued an aggregate of 128,983,353 shares of Class B common stock, $0.001 par value per share, to the Continuing LLC Members, for consideration in the amount of $0.001 per share. The aggregate consideration received by the Company for the Class B common stock was $128,983. The Class B common stock initially entitles holders to ten votes per share and will vote as a single class with the Class A common stock, but the Class B common stock does not have any economic rights. The description in Item 5.03 below of the Certificate of Incorporation is incorporated herein by reference. The issuance of those shares of Class B common stock was made in reliance on Section 4(a)(2) of the Securities Act.

Additionally, in connection with the Reorganization Transactions, (i) Holdco Units received by some of the smaller Original Profits Interests Holders were contributed to the Company in exchange for 383,231 shares of Class A common stock; and (ii) equity holders of the Former Corporate Investors contributed their equity in the Former Corporate Investors to the Company in exchange for 15,433,036 shares of Class A common stock and the right to certain payments under the Tax Receivable Agreement, and Former Corporate Investors merged with and into subsidiaries of the Company. The issuances of those shares of Class A common stock were made in reliance on Section 3(a)(9) or Section 4(a)(2) of the Securities Act or other exemptions from registration.

In connection with the Reorganization Transactions, the Company also issued 125,398 shares of Class A common stock to certain option holders of GS Holdings upon exercise of options pursuant to Rule 701 or Section 4(a)(2) of the Securities Act. Those options were exercised on a cashless basis at a weighted average exercise price of $7.01 per share.

The Company has agreed to issue 434,783 shares of Class A common stock to FTP Securities LLC, with a value of $23.00 per share, as compensation for financial advisory services rendered in connection with the IPO, pursuant to Section 4(a)(2) of the Securities Act or another exemption from registration.

Item 3.03	Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Certificate of Incorporation and Bylaws is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On or about May 29, 2018, the Company entered into indemnification agreements with each of its directors and executive officers in connection with the closing of the IPO. Those agreements require the Company to indemnify those individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Those indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the indemnification agreements and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 23, 2018, the Company adopted the GreenSky, Inc. 2018 Omnibus Incentive Compensation Plan (the “Plan”). The Plan is filed herewith as Exhibit 10.5 and is incorporated herein by reference. The description and form of the Plan is substantially the same as the description and the form set forth in and filed as an exhibit to the Registration Statement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2018, the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), substantially in the form previously filed as Exhibit 3.1 to the Registration Statement, became effective. On May 23, 2018, the Company’s amended and restated bylaws, substantially in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The descriptions and forms of the Certificate of Incorporation and Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01	Other Events.

On May 29, 2018, the Company closed its IPO of 43,700,000 shares of its Class A common stock at a price to the public of $23.00 per share, which includes the exercise in full of the Underwriters’ option to purchase an additional 5,700,000 shares of its Class A common stock, for a total of approximately $1.01 billion in aggregate gross proceeds, pursuant to the Registration Statement.

On the same day, the Company issued a press release announcing the closing of the IPO. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
1.1*	Underwriting Agreement, dated May 23, 2018
3.1*	Certificate of Incorporation, dated May 22, 2018
3.2*	Bylaws, dated May 23, 2018
4.1*	Registration Rights Agreement, dated May 23, 2018
10.1*	Tax Receivable Agreement, dated May 23, 2018
10.2*	Exchange Agreement, dated May 23, 2018
10.3*	Operating Agreement of GS Holdings, dated May 23, 2018
10.4	Form of Indemnification Agreement with each of GreenSky, Inc.’s directors and executive officers (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 filed with the SEC on April 27, 2018)
10.5	Form of GreenSky, Inc. 2018 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.22 to the Company’s Amendment No. 2 to Registration Statement on Form S-1 filed with the SEC on May 14, 2018)
10.6*^	Fifth Amendment to Loan Origination Agreement, dated May 21, 2018, with Synovus Bank
10.7*^	Fourth Amendment to Servicing Agreement, dated May 21, 2018, with Synovus Bank
99.1*	Press release dated May 29, 2018

____________

*	Filed herewith.
^	Confidential treatment requested as to certain portions of this exhibit, which portions have been omitted and filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENSKY, INC.

Date: May 29, 2018	By:	/s/ Steven Fox
Name: Steven Fox
Title: Executive Vice President and Chief Legal Officer